Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	N/A
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Daniel T. Warzenski Signature of Debtor	March 24, 2009 Date

Signature of Joint Debtor	Date

/s/ Daniel T. Warzenski Signature of Authorized Individual*	March 24, 2009 Date

Daniel T. Warzenski Printed Name of Authorized Individual	V.P. Finance & Chief Financial Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
		STORE WORKING
	GEN OPER.	FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	(69,677)	836	-	-	30	(68,811)	(68,811)	(68,811)

RECEIPTS
CASH SALES	17,525					17,525	3,614	17,525
CREDIT CARD RECEIVABLES	5,030					5,030	14,149	5,030
LOANS AND ADVANCES						-	-	-
SALE OF ASSETS						-	-	-
OTHER		6				6	373	6
TRANSFERS (FROM DIP ACCTS)	(7,965)		270	7,706	(11)	-	-	-

TOTAL RECEIPTS	$ 14,591	$ 6	$ 270	$ 7,706	$ (11)	$ 22,561	$ 18,136	$ 22,561

DISBURSEMENTS
ADVERTISING	392					392	850	392
MERCHANDISE (INCLUDING FREIGHT)	12,098					12,098	11,333	12,098
RENT	23					23	-	23
PAYROLL, PAYROLL TAXES, AND BENEFITS	4,162					4,162	5,042	4,162
UTILITIES	-					-	299	-
INSURANCE	-					-	-	-
SALES AND OTHER TAXES	37			438		475	-	475
GENERAL OPERATING	130				3	133	1,443	133
FINLAY LICENSE	228					228	-	228
FINANCING EXPENSES	2,597					2,597	2,500	2,597
OTHER	106					106	1,445	106
TOTAL DISBURSEMENTS	$ 19,773	$-	$-	$ 438	$ 3	$ 20,215	$ 22,912	$ 20,215

DRAW ON LC	4,500					4,500		4,500
NET CASH FLOW	$ (9,683)	$ 6	$ 270	$ 7,268	$ (14)	$ (2,153)	$ (4,776)	$ (2,153)
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ (79,360)	$ 843	$ 270	$ 7,268	$ 15	$ (70,965)	$ (73,588)	$ (70,965)

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of 1/31/09 was $81,748k.

[2] "Projected" amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period January 14 - February 2. The projection does not include activity in the other general operating, Alaska, and sales tax accounts. However, the beginning projected cash balance does reflect balances in all bank accounts.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				AMOUNT PAID		TOTAL PAID TO DATE
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	FEES	EXPENSES	FEES	EXPENSES	AMOUNT ACCRUED [1]	TOTAL INCURRED AND UNPAID

O'Melveny & Meyers	1/14 to 1/31/09							350,000
FTI Consulting	1/14 to 1/31/09							300,000
Richards, Layton & Finger	1/14 to 1/31/09							150,000
Financial Dynamics	1/14 to 1/31/09							25,000

TOTAL PAYMENTS TO PROFESSIONALS			$ -	$ -	$ -	$ -	$ -	$ 825,000	$ -

[1] Amounts for certain professionals were overaccrued/underaccrued and will be adjusted in future months.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month (in 000's)	Filing to Date (in 000's)
Net Sales	20,728	20,728
Net Leased Department Revenue	114	114
Net Credit Revenue	284	284
Total Revenues	21,126	21,126
COST OF GOODS SOLD
Cost of Goods Sold	15,452	15,452
Gross Profit	5,674	5,674
OPERATING EXPENSES
Advertising	279	279
Bad Debts	10	10
Contributions	4	4
Employee Benefits Programs	912	912
Insider Compensation*	114	114
Insurance	145	145
Repairs and Maintenance	208	208
Rent and Lease Expense	1,732	1,732
Salaries/Commissions/Fees	4,169	4,169
Supplies	170	170
Taxes	217	217
Travel and Entertainment	27	27
Utilities	337	337
Other (attach schedule)	25	25
Total Operating Expenses Before Depreciation	8,349	8,349
Depreciation/Depletion/Amortization	777	777
Net Profit (Loss) Before Other Income & Expenses	(3,452)	(3,452)
OTHER INCOME AND EXPENSES
Other (Income) (attach schedule)	(8)	(8)
Interest Expense	245	245
Net Profit (Loss) Before Reorganization Items	(3,689)	(3,689)
REORGANIZATION ITEMS
Professional Fees	825	825
U. S. Trustee Quarterly Fees	10	10
Other Reorganization Expenses (attach schedule)	301	301
Total Reorganization Expenses	1,136	1,136
Income Taxes	76	76
Net Profit (Loss)	$ (4,901)	$ (4,901)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	687	687
Unclassified	37	37
Communications	51	51
Postage	85	85
Professional Fees	264	264
Costs capitalized under Uniform Capitalization Rules [1]	(1,099)	(1,099)

Total Other Operational Expenses	25	25
Other Income
Rental income	(5)	(5)
Miscellaneous income	(3)	(3)

Total Other Income	(8)	(8)
Other Reorganization Expenses
Amortization of DIP loan fees	301	301

Total Other Reorganization Expenses	301	301

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to better match these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	(in 000's)	(in 000's)
Unrestricted Cash and Cash Equivalents	3,246	3,896
Restricted Cash and Cash Equivalents [1]	7,538	-
Credit Card Receivables	2,202	3,512
Accounts Receivable (Net)	3,833	2,944
Inventories	119,222	126,552
Prepaid Expenses (attach schedule)	10,227	3,849
Professional Retainers	493	493
Other Current Assets (attach schedule)	11,282	8,216
TOTAL CURRENT ASSETS	$ 158,043	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	60,652	60,652
Machinery and Equipment	61,341	61,313
Furniture, Fixtures and Office Equipment	89,942	89,942
Leasehold Improvements	65,469	65,463
Vehicles	420	420
Construction in progress	2,187	2,187
Less Accumulated Depreciation	(152,005)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 128,006	$ 128,749
OTHER ASSETS
Loans to Insiders*	-	-
Other Assets (attach schedule)	6,826	5,166
TOTAL OTHER ASSETS	$ 6,826	$ 5,166

TOTAL ASSETS	$ 292,875	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	4,162
Taxes Payable (refer to FORM MOR-4)	2,638
Wages Payable	2,703
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	32,311
Professional Fees	835
Amounts Due to Insiders	72
Other Postpetition Liabilities (attach schedule)	45,642
TOTAL POSTPETITION LIABILITIES	$ 89,652	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	52,857	76,069
Priority Debt	8,960	37
Unsecured Debt	54,272	54,533
Other Pre-petition Liabilities (attach schedule)	3,391	64,099
TOTAL PRE-PETITION LIABILITIES	$ 119,480	$ 194,738

TOTAL LIABILITIES	$ 209,132	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(4,901)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	83,743	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 292,875	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility and tax adequate assurance payments.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses
Prepaid insurance	1,071	1,167
Workers compensation prepaid	889	889
Prepaid advertising	500	219
Prepaid health and other	77	122
Prepaid rent	2,363	-
Prepaid expenses	997	1,094
Prepaid property taxes	358	358
Prepaid merchandise	3,972	-

Total Prepaid Expenses	10,227	3,849
Other Current Assets
Supplies	1,401	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	2,513	4
Other receivables	373	373
Salary support receivable	479	184
Credit card deposit receivables	395	-
Other	3	3

Total Other Current Assets	11,282	8,216
Other Assets
Intangibles - lease rights	810	813
Investment in partnership	1,801	1,810
Credit card and other deposits	1,683	-
Straightline lease	2,532	2,543

Total Other Assets	6,826	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities and Other Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	-	-
Cash management liability (bank overdraft)	3,492	-
Gift and merchandise cards	7,018	-
Vacation payable	182	-
Payroll deductions payable	1,004	-
Store fund	63	-
Vendor supported events	220	-
Sales return reserve	1,663	-	[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	259	-	[1]
Deferred revenue	6,655	-
Deferred rent	5,295	-
Intangibles - lease rights	205	-
Fin 48 liability	1,008	-
Deferred taxes	3,512	-
Capital leases	8,948	-
Total Other Postpetition Liabilities	45,642	-

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	2,774	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	520	520
Pension liability	97	97
Other accruals prepetition	-	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	3,391	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	-	338,131	(81,538)	256,593
FICA	-	667,051	(160,249)	506,802
Unemployment	-	32,082	-	32,082
Total Federal Taxes	$ -	$ 1,037,264	$ (241,787)	$ 795,477
State and Local
Withholding	-	111,032	(26,244)	84,788
Sales & Excise [1]	-	1,461,489	-	1,461,489
Unemployment	-	100,513	-	100,513
Real Property	-	184,723	-	184,723
Personal Property [2]	-	8,398	-	8,398
Workers Compensation	-	2,149	-	2,149
Other: Local	-	414	-	414
Total State and Local	-	1,868,718	(26,244)	1,842,474
Total Taxes	$ -	$ 2,905,982	$ (268,031)	$ 2,637,951

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Note: The Company does not analyze or prepare the aging of its accounts payable.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 14 - January 31, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below. [1,2]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide	X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. [3]